UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report: January 23, 2020
(Date of earliest event reported)

INTEL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-06217		94-1672743
(State or other jurisdiction	(Commission		(IRS Employer
of incorporation)	File Number)		Identification No.)

2200 Mission College Boulevard,	Santa Clara,	California	95054-1549
(Address of principal executive offices)			(Zip Code)
(408) 765-8080
(Registrant's telephone number, including area code)
N/A
Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	INTC	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On January 23, 2020, Intel Corporation (“Intel”) issued a press release announcing the financial results of its fourth quarter and full year ended December 28, 2019 and forward-looking statements relating to its first quarter of 2020 and full year 2020. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The attached press release includes non-GAAP financial measures relating to our operations and forecasted outlook. Certain of these non-GAAP measures will be used in Intel’s earnings conference for the fourth quarter of 2019. In addition, the attached press release includes reconciliations of these non-GAAP measures to GAAP measures, as well as an explanation of how management uses these non-GAAP measures and the reasons why management views these measures as providing useful information for investors. These non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to these results should be carefully evaluated.

The information in Items 2.02 and 7.01 of this Report and the press release attached hereto as Exhibit 99.1 are furnished and shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 7.01	Regulation FD Disclosure.
On January 23, 2020, Intel also announced in the press release attached as Exhibit 99.1 that its Board of Directors had approved an increase in the quarterly cash dividend. The increase was effective beginning with the dividend declared concurrently with the announcement.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

The following exhibits are provided as part of this Report:

Exhibit Number	Description
99.1	Press Release issued by Intel entitled “Intel Reports Fourth-Quarter and Full-Year 2019 Financial Results” dated January 23, 2020.
104	Cover Page Interactive Data File, formatted in Inline XBRL and included as Exhibit 101.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION (Registrant)

Date:	January 23, 2020	By:	/s/ GEORGE S. DAVIS
George S. Davis
Executive Vice President and Chief Financial Officer